SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                     FORM 8-K

                                 CURRENT  REPORT

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event  reported)  April 1,2004


                          THE BEAR STEARNS COMPANIES  INC.
             Exact Name of Registrant as Specified in its Charter


DELAWARE                File No. 1-8989               13-3286161
---------               ----------------              ------------
(State or Other         (Commission File              (IRS Employer
 Jurisdiction of          Number)                      Identification
 Incorporation)                                        Number)




                 383 Madison  Avenue,  New York,  New York          10179
                (Address  of  Principal Executive Offices)        (Zip Code)


      Registrant's telephone number, including area code: (212) 272-2000
                                                           -------------


                                  Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

Filed herewith is a copy of The Bear Stearns Companies Inc.("Company") Press Release, dated April 1, 2004, announcing its regular quarterly cash dividend on its outstanding shares of common stock.




Item7. Financial Statements, Pro Forma Financial Information and Exhibits

                 (a) Financial Statements of business acquired:

                         Not  applicable.

                 (b) Pro Forma financial information:

                         Not applicable.

                 (c) Exhibit:

                        (99) Press Release, dated April 1, 2004.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      THE BEAR STEARNS COMPANIES INC.


                                  By: /s/ Jeffrey M. Farber
                                      ---------------------
                                       Jeffrey M. Farber
                                       Controller
                                      (Principal Accounting Officer)



Dated:      April 2, 2004

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                               THE BEAR STEARNS COMPANIES INC.

                                        FORM 8-K

                                      CURRENT REPORT


                                      EXHIBIT INDEX


Exhibit No.                            Description

(99)                                   Press Release, dated April 1, 2004

Immediate Release

Contact:    Elizabeth Ventura       (212) 272-9251
            John Quinn              (212) 272-5934




                         THE BEAR STEARNS COMPANIES INC.
                  DECLARES $0.20 COMMON STOCK CASH DIVIDEND


NEW YORK -April 1, 2004- The Board of Directors of The Bear Stearns Companies Inc. (NYSE: BSC) announced that it has declared a regular quarterly cash dividend of 20 cents per share on its outstanding shares of common stock. The dividend is payable April 30, 2004 to stockholders of record on April 16, 2004.

        Founded in 1923, The Bear Stearns Companies Inc. (NYSE: BSC) is the parent company of Bear, Stearns & Co. Inc., a leading investment banking and securities trading and brokerage firm serving governments, corporations, institutions and individuals worldwide. With approximately $40.0 billion in total capital, Bear Stearns serves governments, corporations, institutions and individuals worldwide. The company's business includes corporate finance and mergers and acquisitions, institutional equities and fixed income sales and trading, securities research, private client services, derivatives, foreign exchange and futures sales and trading, asset management and custody services. Through Bear, Stearns Securities Corp., it offers financing, securities lending, clearing and technology solutions to hedge funds, broker-dealers and investment advisors. Headquartered in New York City, the company has approximately 10,500 employees worldwide. For additional information about Bear Stearns, please visit the firm's Web site at http://www.bearstearns.com.